	STATEMENT TO CERTIFICATEHOLDERS

	Household Home Equity Loan Trust 2003-1

	Payment Number	20
	Beginning Date of Collection Period	01-Apr-05
	End Date of Collection Period	30-Apr-05
	Payment Date	20-May-05
	Previous Payment Date	20-Apr-05

	Funds Disbursement
	Available Funds for Distribution and Skip-A-Pay / Collected Funds	12,892,343.68
	Available Payment Amount	12,768,182.29
	Principal Collections	10,549,130.55
	Interest Collections (net of servicing fee)	2,219,051.74
	Collections of Interest (net of servicing fee and principal recoveries)	2,219,051.74
	Servicing fee	124,161.39
	Principal recovery	-
	Skip-A-Pay Advance	0.00
	Skip-A-Pay Reimbursement Amount	0.00

	Disbursements	12,892,343.68
	Interest Paid to Certificates	495,638.54
	Principal Paid to Certificates	10,785,476.50
	Ownership Interest	1,487,067.25
	Servicing Fee	124,161.39

	Pool Balance
	Begin Principal Balance	297,987,347.84
	Principal Collections (including repurchases)	10,549,130.55
	Additional Principal Reduction Amount	236,345.95
	End Principal Balance	287,201,871.34

	Collateral Performance
	Cash Yield (% of beginning balance)	9.44%
	Charge off Rate (net of principal recoveries; % of beginning balance)	0.95%
	Net Yield	8.48%
	Cumulative Realized Losses	2,969,466.92
	Cumulative Loss Percentage	0.41%
	Delinquent Loans
	one payment principal balance of loans	5,616,356.56
	one payment number of loans	64
	two payments principal balance of loans	1,346,488.10
	two payments number of loans	15
	three payments plus principal balance of loans	11,969,876.90
	three payments plus number of loans	142
	Two Payment-Plus Delinquency Percentage	4.64%
	Two Payment-Plus Rolling Average	4.50%

	Home Equity Loan Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period	-
	Number of loans purchased or substituted pursuant to 2.04 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period	-
	Number of loans purchased or substituted pursuant to 3.01 during the period	-
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period	-
	Substitution Adjustment Amounts	-
	Number outstanding beginning of period	3,775
	Number outstanding end of period	3,671
	Principal balance of REO as of the end of the collection period	2,089,609.60
	Number of loans that went into REO during the collection period	7
	Principal balance of loans that went into REO during the collection period	744,603.73

	Overcollateralization
	Begin OC Amount	122,299,780.45
	OC Release Amount	0.00
	Extra Principal Payment	0.00
	End OC Amount	122,299,780.45

	Target OC Amount	122,299,780.45
	Interim OC Amount	122,299,780.45
	Interim OC Deficiency	0.00

	Monthly Excess Cashflow	1,487,067.25
	Principal Payment Amount	10,549,130.55
	Principal Collections	10,549,130.55
	OC Release Amount	-

	Other
	Stepdown	No
	Trigger Event	No
	Event of Default	No
	Master Servicer Termination Event	No
	Total Note Principal Balance as Percent of Total Original Note Balance	25.23%

	Interest Calculations
	1 month LIBOR	2.99000%
	Class A Formula Rate (1-mo. Libor plus 35 bps)	3.34000%
	Class A Pass-Through Rate	3.34000%
	Class M Formula Rate (1-mo. Libor plus 63 bps)	3.62000%
	Class M Pass-Through Rate	3.62000%
	Available Funds Cap	9.53810%

	Class A Noteholder's Statement
	A. Information on Payments
	1. Total Payments per $1,000	17.252921
	2. Principal Payment per $1,000	16.504627
	3. Interest Payment per $1,000	0.748295

	B. Calculation of Class A Interest Due & Paid
	1. Class A Pass-Through Rate	3.34000%
	2. Days in Accrual Period	30

	3. Class A Interest Due	409,773.61
	4. Class A Interest Paid	409,773.61
	5. Class A Supplemental Interest Amount Paid	-

	6. Class A Unpaid Interest Carry Forward Amount, EOP	-
	7. Class A Unpaid Supplemental Interest Amount, EOP	-

	C. Calculation of Class A Principal Due & Paid
	1. Class A Note Principal Balance, BOP	147,224,053.28
	2. Class A Principal Due	9,038,098.65
	3. Class A Principal Paid	9,038,098.65
	4. Class A Principal Carry Forward Amount Paid	-
	5. Class A unpaid Principal Carry Forward Amount	-
	6. Class A Note Principal Balance, EOP	138,185,954.63

	7. Class A Note Principal Balance as a % of the Original Class A Note Principal Balance, EOP	0.2523437
	8. Class A Note Principal Balance as a % of the Pool Balance, EOP	0.4811457

	Class M Noteholder's Statement
	A. Information on Payments
	1. Total Payments per $1,000	17.315653
	2. Principal Payment per $1,000	16.504627
	3. Interest Payment per $1,000	0.811026

	B. Calculation of Class M Interest Due & Paid
	1. Class M Pass-Through Rate	3.62000%
	2. Days in Accrual Period	30

	3. Class M Interest Due	85,864.93
	4. Class M Interest Paid	85,864.93
	5. Class M Supplemental Interest Amount Paid	-

	6. Class M Unpaid Interest Carry Forward Amount, EOP	-
	7. Class M Unpaid Supplemental Interest Amount, EOP	-

	C. Calculation of Class M Principal Due & Paid
	1. Class M Note Principal Balance, BOP	28,463,514.11
	2. Class M Principal Due	1,747,377.85
	3. Class M Principal Paid	1,747,377.85
	4. Class M Principal Carry Forward Amount Paid	-
	5. Class M Unpaid Principal Carry Forward Amount	-
	6. Class M Note Principal Balance, EOP	26,716,136.26

	7. Class M Note Principal Balance as a % of the Original Class M Note Principal Balance, EOP	0.2523437
	8. Class M Note Principal Balance as a % of the Pool Balance, EOP	0.0930222

	HSBC FINANCE CORPORATION, successor by merger to Household
	Finance Corporation ("HSBC Finance")
	HOUSEHOLD HOME EQUITY LOAN TRUST 2003-1

The undersigned, a duly authorized representative of HSBC Finance Corporation, successor by merger to Household Finance Corporation ("HSBC Finance"), as Servicer (the "Master Servicer"), pursuant to a Sales and Servicing Agreement dated as of August 28, 2003 (the "Sales and Servicing Agreement"), by and among
HFC Revolving Corporation, as Depositor, the Master Servicer, and JPMorgan Chase
Bank (as successor to Bank One, National Association) as Trustee, does hereby certify with respect to the information 'set forth below as follows:

1	Capitalized terms used in this Certificate shall have the respective
	meanings set forth in the Sales and Servicing Agreement.

2	HSBC Finance is, as of the date hereof, the
	Servicer under the Sales and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Payment Date occurring on May 20, 2005

5	As of the date hereof, to the best knowledge of the undersigned, the
	Servicer has performed in all material respects all its obligations
	under the Sales and Servicing Agreement through the Collection Period
	preceding such Payment Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 17th day of May, 2005.

HSBC FINANCE CORPORATION
as Master Servicer

By: /s/ Joyce Bevacqua
Title: Servicing Officer